SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2001

W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico (State or other jurisdiction of incorporation)	000-27377 (Commission File Number)	66-0573197 (IRS Employer Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico 00680
(Address of principal executive offices)

Registrant’s telephone number, including area code: (787) 834-8000

Not Applicable
(Former name or former address, if changed since last report)

                   Item 7.      Financial Statements and Exhibits.

(c)      Exhibits.

4.1	Specimen certificate evidencing shares of Series D Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3, File No. 333-56502

4.2	Certificate of Resolution establishing the rights of the Series D Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3, File No. 333-56502

5	Opinion of Hogan & Hartson L.L.P. as to the legality of the Series D Preferred Stock being registered being registered pursuant to the Company’s registration statement on Form S-3, File No. 333-56502

8.1	Opinion of Hogan & Hartson L.L.P. re: certain federal tax consequences.

8.2	Opinion of Axtmayer Benitez & Quinones, P.S.C. re: certain Puerto Rico tax consequences.

12	Statements re: Computation of Ratios

23	Consent of Deloitte & Touche LLP

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC. (Registrant)

/s/ Freddy Maldonado Freddy Maldonado Chief Financial Officer

Date: August 1, 2001

Exhibit Index

Exhibit No	Description

4.1	Specimen certificate evidencing shares of Series D Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3, File No. 333-56502

4.2	Certificate of Resolution establishing the rights of the Series D Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3, File No. 333-56502

5	Opinion of Hogan & Hartson L.L.P. as to the legality of the Series D Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3, File No. 333-56502

8.1	Opinion of Hogan & Hartson L.L.P. re: certain federal tax consequences.

8.2	Opinion of Axtmayer Benitez & Quinones, P.S.C. re: certain Puerto Rico tax consequences.

12	Statements re: Computation of Ratios

23	Consent of Deloitte & Touche LLP